Exhibit 99.1

AWI Gaming, Inc. Obtains Financing Commitment for

the Acquisition of Sturgeon’s Inn & Casino

LAS VEGAS, December 29, 2005 / PRNewswire – American Wagering, Inc. (OTC Bulletin Board: BETM) (the “Company”) today announced that AWI Gaming, Inc. (“AWIG”), a wholly owned subsidiary of the Company, has obtained a financing commitment for the acquisition of Sturgeon’s Inn & Casino in Lovelock, Nevada (“Sturgeon’s”). The proceeds of the financing, which will be secured by a 1st Deed of Trust on the Sturgeon’s property, will be used by AWIG to complete the acquisition, subject to approval of Nevada gaming regulators.

The financing commitment is provided by Millennium Bank (Edwards, Colorado). The terms of the commitment are:

Borrower:	AWI Gaming, Inc.

Guarantor:	American Wagering, Inc.

Facility:	Interest-only commercial loan

Loan Amount:	$1,100,000

Rate:	Wall Street Journal listed prime plus 2.0% floating daily

Term:	2 years from date of closing

Collateral:	1st Deed of Trust on Sturgeon’s Inn & Casino

Closing Date:	1st day of the month following Nevada Gaming Commission approval of the acquisition

Prepayment Penalty:	None

Closing Costs:	Normal closing costs and out-of-pocket expenses including, but not limited to, title insurance, flood certificate, tax certificate, credit report, appraisal fee, recording fees, release fees and loan origination fee of 2%

The loan is subject to the following conditions prior to closing:

•	Acceptable appraisal of Sturgeon’s Inn & Casino

•	Executed documents by AWIG and the participant bank (Great Basin Bank of Nevada)

•	Nevada Gaming Commission approval of the acquisition

•	Title commitment policy for $1,100,000 identifying Millennium Bank in first lien position

The Company cannot predict when the Nevada gaming regulators will complete their investigation and allow the Sturgeon’s acquisition to close, but the Company is hopeful the closing will occur in the first quarter of the Company’s next fiscal year.

“We are pleased to obtain this financial commitment from Millennium Bank,” stated Bruce Dewing, President of AWIG. “With this financing, we are establishing a strong business relationship with a banking institution capable of servicing our current needs as well as cultivating a source of possible financing for potential future acquisitions.”

Victor Salerno, CEO of the Company said, “After evaluating various options over the past several months, we believe this financing structure is more favorable than others we have explored given the needs of our business at this time. This financing, secured by a first mortgage on the property, will not dilute the shareholders’ stake in the Company as might be the case with traditional equity financing.”

Mr. Salerno continued, “We believe the structure of this financing gives us maximum flexibility as we approach the closing of the Sturgeon’s Inn & Casino acquisition, allowing us to conserve our existing cash resources for possible future acquisitions and expansions. We believe this financing is an important endorsement of the progress the Company has made and a vote of confidence in our business model. Our management team remains dedicated to our long-term operating strategies and we are optimistic about meeting our goals of strengthening and diversifying cash flows, growing the Company and increasing shareholder value in the long term.”

ABOUT AMERICAN WAGERING, INC.:

American Wagering, Inc. is a publicly-traded company that primarily operates through wholly-owned subsidiaries including Leroy’s Horse & Sports Place, Inc. (“Leroy’s”), Computerized Bookmaking Systems, Inc. (“CBS”), AWI Manufacturing, Inc. (“AWIM”), and AWI Gaming, Inc. (“AWIG”). Leroy’s owns and operates over 60 race/sports book outlets in the state of Nevada, CBS is the dominant supplier of sports wagering hardware/software to the Nevada gaming industry, and AWIM is a Nevada Gaming Commission-licensed manufacturer/distributor and supplier of race/sports self-service wagering kiosks. AWIG is a recently-formed subsidiary with the goal of becoming a market leader in operating smaller hotel/casino properties.

WHERE THE READER CAN FIND MORE INFORMATION:

The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and, accordingly, files its annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K, proxy statements, and other information with the Securities and Exchange Commission (the “SEC”). Materials filed with the SEC may be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C., 20549. Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room. In addition, as an electronic filer, the Company’s SEC filings are maintained on the SEC’s Internet web site that contains reports, proxy and information statements, and other information; the address of that web site is http://www.sec.gov.

FORWARD-LOOKING STATEMENTS:

In this release we make “forward-looking statements,” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. Forward-looking statements include the words “may,” “would,” “could,” “likely,” “estimate,” “intend,” “plan,” “continue,” “believe,” “expect” or “anticipate” and similar words and include all discussions about our ongoing or future plans, objectives or expectations. We do not guarantee that any of the transactions or events described in this release will happen or that any positive trends suggested or referred to in this release will continue. These forward-looking statements generally relate to our plans, objectives and expectations for future operations and results and are based upon what we consider to be reasonable future estimates. Although we believe that our plans, objectives and expectations reflected in, or suggested by, such forward-looking statements are reasonable at the present time, we might not achieve them or we may modify them from time to time. You should read this release thoroughly and with the understanding that actual future results may be materially different from what we expect. We do not plan to update forward-looking statements even though our situation or plans may change in the future, unless applicable law requires us to do so.

Specific factors that might cause our actual results to differ from our plans, objectives or expectations, might cause us to modify them, or might affect our ability to achieve them include, but are not limited to: increased competition in the race and sports wagering business; our ability to develop and refine products and technologies in a timely manner, and the market’s acceptance of them; our ability to carry out our plans to grow the Company through the acquisition and operation of hotel/casino properties; the possibility that the United States Court of Appeals for the Ninth Circuit will overturn the favorable ruling by the United States Bankruptcy Appellate Panel of the Ninth Circuit in the Racusin case; the availability and adequacy of our cash flow to meet our requirements; our ability to control our operating expenses; our ability to secure external sources of financing on acceptable terms; the possibility that the conditions to the financing commitment described above will not be satisfied; changes or developments in laws, regulations or taxes affecting the race and sports wagering business; economic, demographic, business and other conditions in our local and regional markets; actions taken or not taken by third parties, such as our customers, competitors and vendors, as well as legislative, regulatory, judicial and other governmental authorities; a decline in the public acceptance of wagering; changes in our personnel or their compensation, including those resulting from changes in minimum wage requirements; our ability to continue to meet the reserve requirements of the Nevada Gaming Commission; our failure to obtain, delays in obtaining, or loss of, any licenses, permits or approvals, including the approvals required for the acquisition of Sturgeon’s Inn & Casino, or the limitation, conditioning, suspension or revocation of any such licenses, permits or approvals, or our failure to obtain an unconditional renewal of any of our licenses, permits or approvals on a timely basis; other adverse conditions, such as economic downturns, changes in general customer confidence or spending, increased transportation costs or travel concerns that may adversely affect the economy in general or the Nevada gaming industry in particular; the consequences of the war in Iraq and other military conflicts in the Middle East and any future security alerts or terrorist attacks such as the attacks that occurred on September 11, 2001; and other risk factors discussed elsewhere in this release or in our SEC reports.

All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. In light of these and other risks, uncertainties and assumptions, the forward-looking events discussed in this release might not occur.

Contact:	Tim Lockinger, CFO
702-735-0101, ext. 412